GUARANTY
THIS GUARANTY, dated as of August 31, 2012 (as the same may be amended, restated or otherwise modified from time to time, this “Guaranty”), made by (i) each of the undersigned (each, a “Guarantor” and collectively, the “Guarantors” and such terms shall include an Additional Guarantor that becomes a party to this Guaranty pursuant to Section 16 hereof), with (ii) KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (herein, together with its successors and assigns in such capacity, the “Administrative Agent”), for the benefit of the Creditors (as defined below):
RECITALS:

(1)    Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. Certain terms used herein are defined in Section 1 hereof.
(2)    This Guaranty is made pursuant to the Credit Agreement, dated as of the date hereof (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement”), among Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership (together with its successors and assigns, the “Borrower”), Preferred Apartment Communities, Inc., a Maryland corporation (the “Parent”), the financial institutions named as lenders therein (together with their successors and assigns, the “Lenders”), and the Administrative Agent.
(3)    Each Guarantor (other than the Parent) is a direct or indirect Subsidiary of the Borrower.
(4)    It is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.
(5)    Each Guarantor will obtain benefits from the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Creditors to extend the Guaranteed Obligations.
AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent and the other Creditors and hereby covenants and agrees with the Administrative Agent and each other Creditor as follows:
Section 1. Certain Definitions. As used in this Guaranty, the following terms shall have the meanings herein specified unless the context otherwise requires:
“Additional Guarantor” has the meaning provided in Section 16.
“Creditor” means the Administrative Agent and the Lenders and the respective successors and assigns of each of the foregoing.
“Guaranteed Documents” means, collectively, the Credit Agreement and the other Loan Documents.

“Guaranteed Obligations” means collectively (i) the principal of and interest on the Loans made to the Borrower under the Credit Agreement, and (ii) all of the other Obligations, whether primary, secondary, direct, contingent, fixed or otherwise, in the case of each of the foregoing whether now existing, or hereafter incurred or arising, including any such interest or other amounts incurred or arising during the pendency of any bankruptcy, insolvency, reorganization, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under Section 362(a) of the Bankruptcy Code.
“Guaranty Supplement” has the meaning provided in Section 16.
“Subordinated Obligations” has the meaning given to such term in Section 3 hereof.
“Taxes” has the meaning specified in Section 25(a) hereof.
Section 2.     Guaranty by the Guarantors, etc.
(a)    Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees to the Administrative Agent and the Lenders the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Guaranteed Obligations. Such guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Borrower or any other Subsidiary or Affiliate of the Borrower, or any other action, occurrence or circumstance whatsoever. If an Event of Default shall occur and be continuing under the Credit Agreement, each Guarantor will, immediately upon (and in any event no later than one Business Day following) its receipt of written notice from the Administrative Agent demanding payment hereunder, pay to the Administrative Agent, for the benefit of the Creditors, in immediately available funds, at the Payment Office, such amount of the Guaranteed Obligations as the Administrative Agent shall specify in such notice.
(b)    In addition to the foregoing, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees to the Creditors the payment of any and all Guaranteed Obligations of the Borrower and each other Credit Party, whether or not due or payable by the obligor thereon, upon the occurrence of an Insolvency Event in respect of the Borrower or such other Credit Party, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Administrative Agent, for the benefit of the Creditors, on demand, in such currency and otherwise in such manner as is provided in the Guaranteed Documents governing such Guaranteed Obligations.
(c)    As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees, for the benefit of the Creditors, that, should any amounts constituting Guaranteed Obligations not be recoverable from the Borrower or any other Credit Party for any reason whatsoever (including, without limitation, by reason of any provision of any Guaranteed Document or any other agreement or instrument executed in connection therewith being or becoming, at any time, voidable, void, unenforceable, or otherwise invalid under any applicable law), then notwithstanding any notice or knowledge thereof by the Administrative Agent, any other Creditor, any of their respective Affiliates, or any other Person, each Guarantor, jointly and severally, as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Creditors, of all such obligations not so recoverable by way of full indemnity.
(d)    All payments by each Guarantor under this Guaranty shall be made to the Administrative Agent, for the benefit of the Creditors, in such currency and otherwise in such manner as is provided in the Guaranteed Documents to which such payments relate.

Section 3.     Subordination.
(a)    Any Indebtedness or other obligations or liabilities of the Borrower now or hereafter held by any Guarantor (collectively, “Subordinated Obligations”) are hereby subordinated to the Indebtedness of the Borrower to any Creditor; and such Subordinated Obligations of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Administrative Agent and the other Creditors and be paid over to the Administrative Agent, for the benefit of the Creditors, on account of the Indebtedness of the Borrower owing under the Guaranteed Documents to the Administrative Agent and to the other Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any Subordinated Obligation of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.
(b)    If and to the extent that any Guarantor makes any payment to the Administrative Agent or any other Creditor or to any other Person pursuant to or in respect of this Guaranty, any reimbursement or similar claim that such Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior termination of all of the Commitments and indefeasible payment in full of all Guaranteed Obligations.
Section 4.     Guarantors’ Obligations Absolute. The obligations of each Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based on any claim such Guarantor may have against the Borrower or any other Person, including, without limitation, the Administrative Agent, any other Creditor, any of their respective Affiliates, or any other Guarantor, and shall remain in full force and effect without regard to, and shall not be released, suspended, abated, deferred, reduced, limited, discharged, terminated or otherwise impaired or adversely affected by, any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Guaranteed Obligations, including, without limitation:
(a)    any increase in the amount of the Guaranteed Obligations outstanding from time to time, including, without limitation, any increase in the aggregate outstanding amount of the Loans above any specific maximum amount referred to herein or in the Credit Agreement as in effect on the date hereof, and any increase in any interest rate, Fee or other amount applicable to any portion of the Guaranteed Obligations or otherwise payable under any Guaranteed Document;
(b)    any direction as to the application of any payment by the Borrower or by any other Person;
(c)    any incurrence of additional Guaranteed Obligations at any time or under any circumstances, including, without limitation, (i) during the continuance of a Default or Event of Default, (ii) at any time when all conditions to such incurrence have not been satisfied, or (iii) in excess of any limitations contained in the Credit Agreement or any of the other Guaranteed Documents;
(d)    any renewal or extension of the time for payment or maturity of any of the Guaranteed Obligations, or any amendment or modification of, or addition or supplement to, or deletion from, the Credit Agreement, any other Guaranteed Document, or any other instrument or agreement applicable to the Borrower or any other Person, or any part thereof, or any assignment, transfer or other disposition of any thereof;
(e)    any failure of the Credit Agreement, any other Guaranteed Document, or any other instrument or agreement applicable to the Borrower or any other Person, to constitute the legal, valid and binding agreement or obligation of any party thereto, enforceable in accordance with its terms, or any irregularity in the form of any Guaranteed Document;
(f)    any waiver, consent, extension, indulgence or other action or inaction (including, without limitation, any lack of diligence, any failure to mitigate damages or marshal assets, or any election of remedies) under or in respect of (i) the Credit Agreement, any other Guaranteed Document, or any such other instrument or agreement, or (ii) any obligation or liability of the Borrower or any other Person;
(g)    any payment made to the Administrative Agent or any other Creditor on the Guaranteed Obligations that the Administrative Agent or any other Creditor repays, returns or otherwise restores to the Borrower or any other applicable obligor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding;
(h)    any sale, exchange, release, surrender or foreclosure of, or any realization upon, or other dealing with, in any manner and in any order, any property, rights or interests by whomsoever at any time granted, assigned, pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations, or any other liabilities or obligations (including any of those hereunder), or any portion of any thereof;
(i)    any release of any security or any guaranty by or at the direction of the Administrative Agent or any other Creditor, or any release or discharge of, or limitation of recourse against, any Person furnishing any security or guaranty, including, without limitation, any release or discharge of any Guarantor from this Guaranty;
(j)    any Insolvency Event relating to the Borrower or to any of its properties or assets;
(k)    any assignment, transfer or other disposition, in whole or in part, by the Borrower or any other Person of its interest in any of the property, rights or interests constituting security for all or any portion of the Guaranteed Obligations or any other Indebtedness, liabilities or obligations;
(l)    any lack of notice to, or knowledge by, any Guarantor of any of the matters referred to above; or
(m)    to the fullest extent permitted under applicable law now or hereafter in effect, any other circumstance or occurrence, whether similar or dissimilar to any of the foregoing, that could or might constitute a defense available to, or a discharge of the obligations of, a guarantor or other surety.
Section 5.     Waivers. Each Guarantor unconditionally waives, to the maximum extent permitted under any applicable law now or hereafter in effect, insofar as its obligations under this Guaranty are concerned, (a) notice of any of the matters referred to in Section 4, (b) all notices required by statute, rule of law or otherwise to preserve any rights against such Guarantor hereunder, including, without limitation, any demand, presentment, proof or notice of dishonor or non‑payment of any Guaranteed Obligation, notice of acceptance of this Guaranty, notice of the incurrence of any Guaranteed Obligation, notice of any failure on the part of the Borrower, any of its Subsidiaries or Affiliates, or any other Person, to perform or comply with any term or provision of the Credit Agreement, any other Guaranteed Document or any other agreement or instrument to which the Borrower or any other Person is a party, or notice of the commencement of any proceeding against any other Person or its any of its property or assets, (c) any right to the enforcement, assertion or exercise against the Borrower or against any other Person or any collateral of any right, power or remedy under or in respect of the Credit Agreement, the other Guaranteed Documents or any other agreement or instrument, and (d) any requirement that such Guarantor be joined as a party to any proceedings against the Borrower or any other Person for the enforcement of any term or provision of the Credit Agreement, the other Guaranteed Documents, this Guaranty or any other agreement or instrument.

Section 6.     Subrogation Rights. Until such time as the Guaranteed Obligations have been paid in full in cash and otherwise fully performed and all of the Commitments under the Credit Agreement have been terminated, each Guarantor hereby irrevocably waives all rights of subrogation that it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Administrative Agent and/or the other Creditors against the Borrower, any other Guarantor or any other guarantor of or surety for the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other Guarantor that it may at any time otherwise have as a result of this Guaranty.
Section 7.     Separate Actions. A separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower, and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions.
Section 8.     Guarantors Familiar with Borrower’s Affairs. Each Guarantor confirms that an executed (or conformed) copy of each of the Loan Documents has been made available to its principal executive officers, that such officers are familiar with the contents thereof and of this Guaranty, and that it has executed and delivered this Guaranty after reviewing the terms and conditions of the Credit Agreement, the other Loan Documents and this Guaranty and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guaranty. Each Guarantor confirms that it has made its own independent investigation with respect to the creditworthiness of the Borrower and its other Subsidiaries and Affiliates and is not executing and delivering this Guaranty in reliance on any representation or warranty by the Administrative Agent or any other Creditor or any other Person acting on behalf of the Administrative Agent or any other Creditor as to such creditworthiness. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of the Borrower and its other Subsidiaries and Affiliates and any circumstances affecting (a) the Borrower’s or any other Subsidiary’s or Affiliate’s ability to perform its obligations under the Credit Agreement and the other Guaranteed Documents to which it is a party, or (b) any collateral securing, or any other guaranty for, all or any part of the Borrower’s or such other Subsidiary’s or Affiliate’s payment and performance obligations thereunder; and each Guarantor further agrees that the Administrative Agent and the other Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or the risks such Guarantor undertakes in this Guaranty.
Section 9.     Covenant Under Credit Agreement. Each Guarantor covenants and agrees that on and after the date hereof and until this Guaranty is terminated in accordance with Section 26 hereof, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no Default or Event of Default, is caused by the actions or inactions of such Guarantor or any of its Subsidiaries.
Section 10.     Solvency. Each Guarantor represents and warrants to the Administrative Agent and each of the other Creditors that as of the date such Guarantor has become a party to this Guaranty, (i) such Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that such Guarantor has incurred to the Administrative Agent and the other Creditors under this Guaranty and the other Loan Documents to which such Guarantor is a party; (ii) such Guarantor has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is solvent and able to pay its debts as they mature; (iii) such Guarantor owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts; and (iv) such Guarantor is not entering into the Loan Documents to which it is a party with the intent to hinder, delay or defraud its creditors.

Section 11.     Continuing Guaranty; Remedies Cumulative, etc. This Guaranty is a continuing guaranty, all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon, and this Guaranty shall remain in full force and effect until terminated as provided in Section 26 hereof. No failure or delay on the part of the Administrative Agent or any other Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies that the Administrative Agent or any other Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any other Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for, and neither the Administrative Agent nor any other Creditor, undertakes any obligation or duty to, inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
Section 12.     Application of Payments and Recoveries. All amounts received by the Administrative Agent pursuant to, or in connection with the enforcement of, this Guaranty, together with all amounts and other rights and benefits realized by any Creditor (or to which any Creditor may be entitled) by virtue of this Guaranty, shall be applied as provided in Section 8.03 of the Credit Agreement.
Section 13.     Enforcement Expenses. The Guarantors hereby jointly and severally agree to pay, to the extent not paid pursuant to Section 11.01 of the Credit Agreement, all out-of-pocket costs and expenses of the Administrative Agent and each other Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by the Administrative Agent or any of the other Creditors).
Section 14.     Successors and Assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the other Creditors and their successors and assigns.
Section 15.     Entire Agreement. This Guaranty and the other Guaranteed Documents represent the final agreement among the parties with respect to the subject matter hereof and thereof, supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties.
Section 16.     Amendments; Additional Guarantors. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent acting at the direction of the requisite number of Lenders, if any, required pursuant to Section 11.12 of the Credit Agreement, and the applicable Guarantor or Guarantors, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (a) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (b) each reference herein to “this Guaranty”,

“hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.
Section 17.     Headings Descriptive. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.
Section 18.     Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 19.     Right of Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean any “Event of Default” as defined in the Credit Agreement), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to the fullest extent permitted under applicable law now or hereafter in effect, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not the Administrative Agent or such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor agrees to promptly notify the relevant Guarantor after any such set off and application, provided, however, that the failure to give such notice shall not affect the validity of such set off and application.
Section 20.     Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and mailed, sent by telecopier or delivered, (a) if to any Guarantor, at the address specified for it in the Credit Agreement (or if no such address is specified, to it c/o the Borrower), with a courtesy copy to the Borrower at its address specified in or pursuant to the Credit Agreement, (b) if to the Administrative Agent, to it at its Notice Office, or (c) if to any Lender, at its address specified in or pursuant to the Credit Agreement; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing. All such notices and communications shall be mailed, sent via telecopier, sent by overnight courier or delivered, and shall be effective when received.
Section 21.     Reinstatement. If claim is ever made upon the Administrative Agent or any other Creditor for recission, repayment, recovery or restoration of any amount or amounts received by the Administrative Agent or any other Creditor in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event (i) any such judgment, decree, order, settlement or compromise shall be binding upon each Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, (ii) each Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or otherwise recovered or restored to the same extent as if such amount had never originally been received by any such payee, and (iii) this Guaranty shall continue to be effective or be reinstated, as the case may be, all as if such repayment or other recovery had not occurred.

Section 22.     Sale of Capital Stock of a Guarantor. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in connection with a sale or other disposition that has been approved in writing by the Required Lenders (or all Lenders, as applicable, if required by Section 11.12 of the Credit Agreement) and the proceeds of such sale, disposition or liquidation are applied, to the extent applicable, in accordance with the provisions of the Credit Agreement, such Guarantor shall, in accordance with Section 11.12 of the Credit Agreement, be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect.
Section 23.     Contribution Among Guarantors. Each Guarantor, in addition to the subrogation rights it shall have against the Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment pro rata among the same based on their respective net fair value as enterprises, provided any such right of contribution shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations (and such Guarantor’s obligations in respect thereof).
Section 24.     Full Recourse Obligations; Effect of Fraudulent Transfer Laws, etc. It is the desire and intent of each Guarantor, the Administrative Agent and the other Creditors that this Guaranty shall be enforced as a full recourse obligation of each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor’s liability hereunder in respect of the Guaranteed Obligations shall be deemed to be reduced ab initio to that maximum amount that would be permitted without causing such Guarantor’s obligations hereunder to be so invalidated.
Section 25.     Payments Free and Clear of Setoffs, Counterclaims and Taxes, etc.
(a)    All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and, except as provided for in this Section 25(a), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax, imposed on or measured by the net income or net profits of a Creditor pursuant to the laws of the jurisdiction under which such Creditor is organized or the jurisdiction in which the principal office or Applicable Lending Office of such Creditor is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non excluded taxes, levies imposts, duties, fees, assessments or other charges (all such nonexcluded taxes levies, imposts, duties, fees assessments or other charges being referred to collectively as “Taxes”). If any Taxes are so levied or imposed, the applicable Guarantor agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment by it of all amounts due hereunder, after withholding or deduction for or on account of any Taxes will not be less than the amount provided for herein. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the applicable Guarantor agrees to reimburse each Creditor, upon the written request of such Creditor for taxes imposed on or measured by the net income or profits of such Creditor pursuant to the laws of the jurisdiction in which such Creditor is organized or in which the principal office or Applicable Lending Office of such Creditor is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or Applicable Lending Office of such Creditor is located and for any withholding of income or similar taxes imposed by the United States of America as such Creditor shall determine are payable by, or withheld from, such Creditor in respect of such amounts so paid to or on behalf of such Creditor pursuant to the preceding sentence, which request shall be accompanied by a statement from such Creditor setting forth, in reasonable detail, the computations used in determining such amounts. The applicable Guarantor will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable law certified copies of tax receipts, or other evidence satisfactory to the applicable Creditor, evidencing such payment by the applicable Creditor. Each applicable Guarantor will indemnify and hold harmless the Administrative Agent and each Creditor, and reimburse the Administrative Agent or such Creditor upon its written request, for the amount of any Taxes so levied or imposed and paid or withheld by such Creditor.
(b)    Notwithstanding anything to the contrary contained in this Section 25, (i) any applicable Guarantor shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from any amounts payable hereunder for the account of any Creditor that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Code) for United States federal income tax purposes and that has not provided to the Borrower such forms that establish a complete exemption from such deduction or withholding; and (ii) any applicable Guarantor shall not be obligated pursuant to this Section 25 hereof to gross-up payments to be made to a Creditor in respect of income or similar taxes imposed by the United States or any additional amounts with respect thereto if such Creditor has not provided to the Borrower such forms.
Section 26.     Termination. After the termination of all of the Commitments and when all Loans and other Guaranteed Obligations (other than unasserted indemnity obligations) have been paid in full, this Guaranty will terminate and the Administrative Agent, at the request and expense of the Borrower and/or any of the Guarantors, will execute and deliver to the Guarantors an instrument or instruments acknowledging the satisfaction and termination of this Guaranty.
Section 27.     Enforcement Only by Administrative Agent. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent, acting upon the instructions of the Required Lenders, and that no Creditor shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent, for the benefit of the Creditors, upon the terms of this Guaranty.
Section 28.     General Limitation on Claims by Guarantors. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY OTHER CREDITOR, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM, FOR ANY DAMAGES OTHER THAN ACTUAL COMPENSATORY DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OF THE OTHER GUARANTEED DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH GUARANTOR HEREBY, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, WAIVES, RELEASES AND AGREES NOT TO SUE OR COUNTERCLAIM UPON ANY SUCH CLAIM FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
Section 29.     Creditors Not Fiduciary to Guarantors. The relationship among any Guarantor and its Affiliates, on the one hand, and the Administrative Agent and the other Creditors, on the other hand, is solely that of debtor and creditor, and the Administrative Agent and the other Creditors have no fiduciary or other special relationship with any Guarantor or any of its Affiliates, and no term or provision of any Guaranteed Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.
Section 30.     Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts including, by way of facsimile transmission or other electronic transmission capable of authentication, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
Section 31.     Governing Law; Venue; Waiver of Jury Trial
(a)    THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-14-1 OF THE NEW YORK GENERAL OBLIGATION LAW).
(b)    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR OTHER DOCUMENT RELATED THERETO. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
(c)    EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 31 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

PREFERRED APARTMENT COMMUNITIES, INC. By: /s/ Leonard A. Silverstein Name: Leonard A. Silverstein Title: President
PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P. By: Preferred Apartment Communities, Inc., its general partner By: /s/ Leonard A. Silverstein Name: Leonard A. Silverstein Title: President

TRAIL CREEK MEZZANINE LENDING, LLC

By: Preferred Apartment Advisors, LLC, its advisor

By:  /s/ Leonard A. Silverstein
   Name: Leonard A. Silverstein
   Title: President

SUMMIT CROSSING MEZZANINE LENDING, LLC

By: Preferred Apartment Advisors, LLC, its advisor

By:  /s/ Leonard A. Silverstein
   Name: Leonard A. Silverstein
   Title: President

IRIS CROSSTOWN MEZZANINE LENDING, LLC

By: Preferred Apartment Advisors, LLC, its advisor

By:  /s/ Leonard A. Silverstein
   Name: Leonard A. Silverstein
   Title: President

CITY VISTA MEZZANINE LENDING, LLC

By: Preferred Apartment Advisors, LLC, its advisor

By:  /s/ Leonard A. Silverstein
   Name: Leonard A. Silverstein
   Title: President

CITY PARK MEZZANINE LENDING, LLC

By: Preferred Apartment Advisors, LLC, its advisor

By:  /s/ Leonard A. Silverstein
   Name: Leonard A. Silverstein
   Title: President

Accepted by: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, By: /s/ Kevin P. Murray Name: Kevin P. Murray Title: Senior Vice President

Exhibit A to
Guaranty

GUARANTY SUPPLEMENT
This Guaranty Supplement, dated as of ________ __, 200_ (as amended, restated or otherwise modified from time to time, this “Supplement”), is made by [____________________, a _________________ corporation] (the “Additional Guarantor”), in favor of KEYBANK NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the benefit of the Creditors (as defined in the Guaranty referred to below).
RECITALS:
(1)    Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”) and Preferred Apartment Communities, Inc., a Maryland corporation (the “Parent”), are party to a Credit Agreement, dated as of August 31, 2012 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”) with the Administrative Agent and the financial institutions party thereto (collectively, the “Lenders”).
(2)    In connection with the Credit Agreement, Parent and certain of the Borrower’s subsidiaries (collectively, the “Guarantors” and, individually, each a “Guarantor”) executed and delivered a Subsidiary Guaranty dated as of August 31, 2012 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Guaranty”) to the Administrative Agent for the benefit of the Creditors (as defined in the Guaranty) pursuant to which the Guarantors guaranteed the payment and performance in full of all of the Guaranteed Obligations (as defined in the Guaranty).
(3)    The Additional Guarantor is a newly created or acquired subsidiary of the Borrower and, pursuant to Section 6.09 of the Credit Agreement, is required to become a “Guarantor” under the Guaranty and to guaranty, for the benefit of the Creditors, all of the Guaranteed Obligations.
(4)    The Additional Guarantor deems it to be in its direct pecuniary and business interests to become a “Guarantor” under the Guaranty and, accordingly, desires to enter into this Supplement in accordance with Section 16 of the Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Creditors to make financial accommodations to or for the benefit of the Additional Guarantor.
AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the other benefits accruing to the Additional Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Additional Guarantor covenants and agrees with the Administrative Agent and the Creditors as follows:
Section 1.     Definitions. Capitalized terms used in this Supplement and not otherwise defined herein shall have the meanings given to such terms in the Guaranty.
Section 2.     Supplement; Guaranty. The Additional Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Supplement, on and after the date hereof it shall become a party to the Guaranty and shall be fully bound by, and subject to, all of the covenants, terms, obligations and conditions of the Guaranty applicable to a “Guarantor” as though originally party thereto as a “Guarantor,” and the Additional Guarantor shall be deemed a “Guarantor” for all purposes of the Guaranty and the other

Loan Documents (as defined in the Credit Agreement). The Additional Guarantor acknowledges and confirms that it has received a copy of the Guaranty, the other Loan Documents and all exhibits thereto and has reviewed and understands all of the terms and provisions thereof. The Additional Guarantor (i) agrees that it will comply with all the terms and conditions of the Guaranty as if it were an original signatory thereto, and (ii) irrevocably and unconditionally guarantees to the Administrative Agent and the Lenders the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Guaranteed Obligations of the Borrower and each other Guarantor.
Section 3.     Effect of this Agreement. Except as expressly provided in this Supplement, the Guaranty shall remain in full force and effect, without modification or amendment.
Section 4.     Representations and Warranties. The Additional Guarantor, as of the date hereof, hereby:
(n)    makes to the Administrative Agent and the Creditors each of the representations and warranties contained in the Guaranty applicable to a Guarantor; and
(o)    represents and warrants that upon the execution and delivery of this Supplement, all of the conditions set forth in Section 6.09 of the Credit Agreement have been satisfied.
Section 5.     Successors and Assigns; Entire Agreement. This Supplement is binding upon and shall inure to the benefit of the Additional Guarantor, the Administrative Agent and each of the Creditors and their respective successors and assigns. This Supplement and the Guaranty set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supercedes all prior discussions, agreements and understandings of any and every nature among them. This Supplement shall be a Loan Document under the Credit Agreement. No Guarantor shall be permitted to assign any of its rights or obligations hereunder except as expressly permitted pursuant to or in accordance with the Credit Agreement.
Section 6.     Headings. The descriptive headings of this Supplement are for convenience or reference only and do not constitute a part of this Supplement.
Section 7.     Governing Law. This Supplement and the rights of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York, without application of the rules regarding conflicts of laws.
Section 8.     JURY TRIAL WAIVER. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
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IN WITNESS WHEREOF, the Additional Guarantor has executed this Supplement as of the date first written above.

____________________________________ By:__________________________________ Name: Title: